SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e) (2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

QSGI INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[_]	Fee paid previously with preliminary materials.
[_]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

QSGI INC.
400 Royal Palm Way
Palm Beach, FL  33480
561-835-9757

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 17, 2007.

The 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of QSGI INC., a Delaware corporation (the “Company”), will be held at 8:30 a.m., local time, on SEPTEMBER 17, 2007, at the Hilton Palm Beach Airport, 150 Australian Avenue, West Palm Beach, FL,  33401 for the following purposes:

(1)
To elect two members to the Company’s Board of Directors to hold office until their term expires at the Company’s Annual Meeting of Stockholders in 2010 or until their successors are duly elected and qualified; and

(2)	To ratify the appointment of RubinBrown LLP as the Company's independent certified public accountant for the fiscal year ending December 31, 2007; and

(3)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on August 01, 2007, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.  You can vote if you were a stockholder of record on August 01, 2007.  Our 2006 annual report, which is not a part of the proxy soliciting material, is enclosed.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting.  If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so.  Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors

Palm Beach, FL                                                                                      MARC SHERMAN
August 01, 2007                                                            CHAIRMAN OF THE BOARD

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.  YOU ARE CORDIALLY INVITED TO ATTENED THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

QSGI INC.
400 Royal Palm Way
Palm Beach FL  33480
561-835-9757

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of QSGI INC., a Delaware corporation (the “Company”), of proxies from the holders of the Company’s common stock, par value $.01 per share (the “Common Stock”), for use at the 2007 Annual Meeting of Stockholders of the Company to be held at 8:30 a.m., local time, on SEPTEMBER 17, 2007, at the Hilton Palm Beach Airport, 150 Australian Avenue, West Palm Beach, FL 33401 and at any adjournment or postponement thereof (the “Annual Meeting”) pursuant to the enclosed Notice of Annual Meeting of Stockholders.

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is August 15, 2007.  Stockholders should review the information provided herein in conjunction with the Company’s 2006 Annual Report, which was filed with the Securities and Exchange Commission on March 26, 2007, and the Company’s quarterly filings on Form 10-Q. The Company’s principal executive offices are located at 400 Royal Palm Way, Palm Beach, FL  33480 (561) 835-9757.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company’s Board of Directors.  Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker.  The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire.  Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s President at the Company’s executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of annual Meeting of Stockholders and the enclosed proxy will be borne by the Company.  In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Proxies may be revoked by:

•	Filing with the President of the Company, before the polls are closed with the respect to the vote, a written notice or revocation bearing a later date than the proxy;

•	Duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or

•	Attending the Meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy).

Any written notice revoking a proxy should be sent to Marc Sherman, QSGI INC., 400 Royal Palm Way, Palm Beach, FL  33480.

PURPOSE OF THE MEETING

At the Annual Meeting, the Company’s Stockholders will consider and vote upon the following matters:

(1)	To elect two members to the Company’s Board of Directors to hold office until the Company’s Annual Meeting of Stockholders in 2010 or until their successors are duly elected and qualified; and

(2)	To ratify the appointment of RubinBrown LLP as the Company’s independent certified public accountant for the fiscal year ending December 31, 2007; and

(3)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the nominees for director named below; and (b) FOR the proposal to ratify the appointment of RubinBrown LLP as the Company’s independent certified public accountant.  In the event a stockholder specifies a different choice by means of the enclosed proxy, the shares of such stockholders will be voted in accordance with the specification so made.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

The Company’s Common Stock is listed on the OTC Bulletin Board exchange under the symbol “QSGI.OB”.  Inclusion on the OTC Bulletin Board exchange permits price quotation for our shares to be published by such service.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on August 01, 2007 as the record date (the “Record Date”) for determining Stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the date herein, there are 31,172,716 shares of Common Stock, $.01 value (the “Common Stock”) issued and outstanding, all of which are entitled to be voted at the Annual Meeting.  Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors.  The ratification of the appointment of RubinBrown LLP as the Company’s independent certified public accountant for the fiscal year ending December 31, 2007 will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it.  Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum.  With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no affect on the outcome of the proposals to be voted upon at the Annual Meeting.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such Inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

A list of Stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company’s principal executive office for a period of 10 days prior to the Annual Meeting and at the Annual Meeting itself.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of August 1, 2007 by: (i) each person known to the Company to own beneficially more than five percent of the Common Stock; (ii) each director of the Company and nominee for election as a director; (iii) each current executive officer named in Summary Compensation Table; and (iv) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of SEC. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions.  The number of shares beneficially owned includes common stock that the named person has the right to acquire, through conversion or option exercise or otherwise, within 60 days after August 01, 2007.  Beneficial ownership calculations for 5 % stockholders are based on our knowledge and publicly-filed Schedule 13Ds or 13Gs. unless otherwise indicated; the address of each beneficial owner listed below is c/o President, QSGI INC., 400 Royal Palm Way, Palm Beach, FL  33480.  Percentage of beneficial ownership is based on 31,172,716 shares of common stock outstanding as of August 01, 2007, plus 15,006,278 shares of common stock that may be acquired pursuant to warrants, options and redeemable convertible preferred stock on or before June, 2017.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner(1)	Percent of Class
Common	Marc Sherman (2) c/o QSGI, 400 Royal Palm Way Palm Beach, FL 33480	6,025,800	13.0%
Common	Seth A. Grossman c/o QSGI, 400 Royal Palm Way Palm Beach, FL 33480	3,425,000	7.4%
Common	Edward L. Cummings c/o QSGI, 400 Royal Palm Way Palm Beach, FL 33480	3,718,200	8.1%
Common	Joel L. Owens c/o QSGI, 400 Royal Palm Way Palm Beach, FL 33480	70,000	*
Common	David A. Harris c/o QSGI, 400 Royal Palm Way Hightstown, NJ 08520	425,000	*
Common	R. Keith Elliott c/o QSGI, 400 Royal Palm Way Palm Beach, FL 33480	525,000	1.2%
Common	John F. Cunningham c/o QSGI, 400 Royal Palm Way Palm Beach, FL 33480	255,000	*
Common	Geoffrey A. Smith c/o QSGI, 400 Royal Palm Way Palm Beach, FL 33480	100,000	*
Common	Robert W. VanHellemont c/o QSGI, 400 Royal Palm Way Palm Beach, FL 33480	298,500	*
Common	All Directors and Executive Officers as a Group (9 Persons)	14,831,000	32.1%

_____________________
*    The amount shown is less than 1% of the outstanding shares of common stock.
1.
This table includes presently exercisable stock options.  The following directors and executive officers hold the number of presently exercisable options (all of which may be exercised at any time) set forth following their respective names: Edward L. Cummings – 1,600,000; R. Keith Elliott – 525,000; Seth A. Grossman – 3,425,000; David A. Harris – 275,000; Joel L. Owens – 60,000: Marc Sherman – 3,375,000; John F. Cunningham – 100,000; Geoffrey A. Smith – 100,000; Robert W. VanHellemont – 275,000;  and all directors and executive officers as a group (9 persons) – 9,735,000.

2.	Includes 85,300 shares beneficially owned by Mr. Sherman’s children for whom Mr. Sherman has sole voting and dispositive power.

Option Grants in Last Fiscal Year

The following table contains information concerning the grant of Stock Options to the named executive officers during 2006:

Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in 2006	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value ($)
Marc Sherman	--	--	--	--	--	--
Seth A. Grossman	--	--	--	--	--	--
Edward L. Cummings	--	--	--	--	--	--
Joel L. Owens	--	--	--	--
Vivek J. Agarwal	--	--	--	--	--	--

There were no stock option grants to the above named executives during 2006.

Option Exercises and Fiscal Year-End Values

The following table sets forth information with respect to the named executive officers concerning the exercise of options during 2006 and unexercised options held on December 31, 2006:

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
	Exercised in 2006		Number of Securities Underlying Unexercised Options at Year End 2006 (#)		Value of Unexercised In-The-Money Options at Year End 2006 ($)
Name	Shares Acquired Upon Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Marc Sherman	--	$ --	3,375,000	--	$1,514,000	--
Seth A. Grossman	--	$ --	3,425,000	--	173,000	--
Edward L. Cummings	--	$ --	1,600,000	--	1,038,000	--
Joel L. Owens	--	$ --	60,000	--	104,000	--
Vivek J. Agarwal	--	$ --	300,000	--	--	--
David A. Harris	--	$ --	225,000	--	216,000	--

There were no stock options exercised by the above named executives during 2006.

Set forth in the table below is information, as of August 1, 2007, with respect to persons known to the Company (other than the directors and executive officers shown in the preceding table) to be the beneficial owners of more than five percent of the Company’s issued and outstanding Common Stock:

Name and Address	Number of Shares Beneficially Owned	Percent Of Class

Circle T Partners, LP 623 Fifth Avenue Suite 2501 New York, NY 10022	2,930,478	9.4%
Pike Capital Partners, LP 275 Madison Avenue Suite 418 New York, NY 10016	5,555,982	17.8%

BOARD OF DIRECTORS AND OFFICERS

The current Board of Directors consists of Marc Sherman, Seth A. Grossman, Edward L. Cummings, R. Keith Elliot, Robert W. VanHellemont, Geoffrey A. Smith and John F. Cunningham.  Their biographies are in Proposal One herein.

Our executive officers are Marc Sherman, our Chairman, Chief Executive Officer, Seth A. Grossman, our Chief Operating Officer and Edward L. Cummings, our Chief Financial Officer.

The Company’s non-employee directors receive a fixed quarterly fee in the amount of $6,250 per quarter.  Reasonable travel expenses are reimbursed when incurred. Individuals who become directors are automatically granted an initial option to purchase 100,000 shares of common stock on the date they become directors. Each of such options is granted pursuant to the Company’s 2002 Flexible Stock Plan.  During 2006, there were no options granted to the Board of Directors.  Directors who are not also executive officers are not eligible to participate in any of the Company’s other benefit plans.

COMMITTEES OF THE BOARD OF DIRECTORS

The current Board committees and their responsibilities are listed below.  The descriptions are merely summaries.  Each committee is subject to additional details and qualifications imposed by applicable law, the Company’s certificate of incorporation and by-laws, the committees’ respective charters and resolutions of our board.  The Audit Committee, Compensation Committee and Governance Committee charters may be found on the Company’s Web site at www.qsgi.com in the Investors section under Corporate Governance.

Audit Committee and Audit Committee Report

Audit Committee

The Audit Committee of the Board of Directors operates pursuant to a written charter and is comprised of three outside directors, each of whom is independent under applicable Securities and Exchange Commission (“SEC”) standards.  Our Audit committee reviews the work of our independent auditors and management to ensure that each is properly discharging its responsibilities in the area of financial control and reporting.  The committee met four times during 2006.  This committee presently consists of Messrs. VanHellemont, Elliott and Smith.  Our Board of Directors has designated Mr. Elliott as the Audit Committee’s “Financial Expert,”

as that term is defined in paragraph (h) of Item 401 of SEC Regulation S-K, based on his understanding of financial statements and his career with Hercules, Inc. and has designated Mr. VanHellemont as the committee’s Chairman based on his understanding of financial statements and his career with the Varilease companies.

The Audit Committee’s responsibilities include:

•	Reviewing the scope, plans and results to the Company’s external Audits and financial statements,

•	Reviewing the independent auditor's qualifications and independence and the performance of the Company's independent auditors,

•	Recommending to the Board the selection of the Company’s independent registered public accounting firm,

•	Reviewing the Company’s financial condition,

•	Reviewing the quality and integrity of the Company’s financial reporting process and procedures,

•	Reviewing the Company’s significant business and financial risks and exposures and evaluating the adequacy of the Company’s internal controls in connection with such risks and exposures,

•	Reviewing our compliance with legal and regulatory requirements, including SEC requirements regarding audit related matters,

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and has direct access to the independent auditors as well as all of our personnel.  The Audit Committee also has the authority to engage, at our expense, special legal, accounting or such other consultants it deems necessary to assist in the performance of its duties.  While the Audit Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the registered public accountants.

Audit Committee Report

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, regardless of the date or any other general incorporation language in such filing, except to the extent the Company specifically incorporates this report by reference.

In fulfilling its oversight responsibilities, The Audit Committee has reviewed and discussed the audited financials statements of the Company as of and for the year ended December 31, 2006 as well as each set of quarterly unaudited financial statements with management and the independent auditors.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect.  In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit

Committees), as currently in effect, and it has discussed with the independent auditors their independence from the Company.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financials statements be included in the Company's Annual report on Form 10-KSB for the year ended December 31, 2006, and on a quarterly basis that the unaudited financials be included in the Company's quarterly filings on Form 10-Q, for filing with the SEC.

AUDIT COMMITTEE
Robert W. VanHellemont, Chair
R. Keith Elliott
Geoffrey A. Smith

August 01, 2007

Corporate Governance Committee

The Corporate Governance Committee of the Board of Directors operates pursuant to a written charter that is designed to maximize long-term Stockholder value, align the interests of the Board and management with those of QSGI's Stockholders and promote high ethical conduct among QSGI's Directors and employees.  The committee is comprised of three outside directors and presently consists of Messrs. Cunningham, Smith and Elliott.  The Corporate Governance Committee met two times during 2006 either in person or by telephone.  Our Board of Directors has designated Mr. Cunningham as the committee’s Chairman.

The Corporate Governance Committee’s responsibilities include:

•
Assisting the Board, in conjunction with the audit committee, in fulfilling its responsibilities with respect to overseeing the Company’s policies, practices and procedures relating to risks and risk management.

•	Reviewing the committee structure and charters of the Board.

•	Making recommendations to the Board with respect to matters of corporate governance.

•	Presenting qualified candidates to the Board for election as directors.

•	Exercising the authority of the Board with respect to matters relating to the interests of the Company’s stockholders.

Compensation Committee

The Compensation Committee of the Board of Directors operates pursuant to a written charter and is comprised of three outside directors.  This committee presently consists of Messrs. Elliott, VanHellemont and Cunningham.  The committee met 4 times during 2006 in person or by telephone.  Our Board of Directors has designated Mr. Elliott as the committee’s Chairman.

The Compensation Committee’s responsibilities include:

•
Reviewing and approving the corporate goals and objectives pertaining to the compensation of the Chief Executive Officer and other executive officers of the Company including the President, Chief Financial Officer and any Executive Vice President or operating division head, evaluate individual current year performance in light of the established goals and set annual compensation for the Chief Executive Officer and other executive officers of the Company including the President, Chief Financial Officer and any Executive Vice President or operating division head, including salary and bonus targets for the upcoming year.

•
The Committee shall review the evaluation process and compensation structure for the other members of senior management and provide oversight regarding management's decisions concerning the performance and compensation of such senior management personnel.

•
The Committee shall receive and review reports assembled by the Company's staff regarding the status of Board compensation in relation to other U.S. Companies of similar size and a peer industry survey group and make recommendations to the Board and stockholders regarding changes in Board compensation as it deems appropriate.

•
The Committee shall review the Company's stock option plans and other equity-based plans and recommend changes to the Board as it deems appropriate. The Committee shall have authority as shall be granted by the Board under the terms of any such plan with respect to the granting of options or awards there under and the administration of such plans.

Oversight of Executive Compensation Program

            The Compensation Committee (the “Committee”), composed entirely of independent directors, administers QSGI's executive compensation program.  The role of the Committee includes establishing and overseeing compensation and benefit programs for our executive officers including the Chief Executive Officer (“CEO”), the other executive officers and other key executives listed in the Summary Compensation Table (the “Named Executives”).  The Committee also evaluates the performance of the CEO and reviews the performance of other Named Executives every year.  The Committee reviews management performance, succession planning and executive development on a regular and ongoing basis with formal reviews conducted at least annually.  Elements of our executive compensation program include: base salary; annual incentive bonus; long-term equity-based incentive awards; and employee benefits and executive perquisites.

In establishing and overseeing the program, the Committee’s goal is to ensure that we can attract and retain superior management talent critical to our long-term success. To ensure that executive compensation is aligned with the performance of QSGI and the interests of its stockholders, a significant portion of compensation available to executives is linked directly with financial results and other factors that influence stockholder value.

Compensation Philosophy and Objectives

The Committee’s policy is to compensate and reward the CEO and other Named executives based on the combination of some or all of the following factors, depending on the executive’s responsibilities: corporate performance, business unit performance and individual performance.  The Committee evaluates corporate performance and business unit performance by reviewing the extent to which QSGI has accomplished strategic business objectives, such as revenue growth, earnings and cash flow.  The Committee also evaluates individual performance by reviewing actual accomplishments.  The Committee determines increases in base salary and annual cash incentive awards based on a combination of actual accomplishments, corporate performance and business unit performance and may recommend cash incentive awards to reward executive officers and other key executives even if corporate performance may not meet expectations.  It is the Committee's belief that it is prudent to provide competitive base salaries and benefits in order to attract and retain the management talent necessary to achieve our strategic long-term objectives.

Based on these philosophies and objectives, the Committee believes that QSGI's executive compensation program should consist of the following elements:

•	Base salary,

•	Annual cash incentive opportunity,

•	Long-term equity-based incentive awards, and

•	Benefits and executive perquisites

Additional details on each element of compensation program are outlined below.

Base Salaries

The base salary takes into account individual duties, responsibilities, scope of control and accountability for each position.  The Committee also considers the competitiveness of the base salary.  The Committee reviews salaries of the CEO and other Named Executives annually and awards increases, as appropriate.  The Committee approves all increases in base salary for the CEO and other Named Executives in advance.

Annual Incentive Compensation

Annual incentive compensation bonus awards are available to the CEO and other Named Executives based on achievement of our short-term business objectives, stockholders’ interests as a whole, individual performance which includes long hours, hard work and dedication to the Company's future and its goals.  The Committee reviews the individual performance, attainment of our short-term business objectives and stockholders' interests as a whole and recommends a bonus based on a combination of these factors and may recommend cash incentive awards to reward the CEO and other Named Executives even if corporate performance may not meet expectations. It is the Committee's belief that it is prudent to provide competitive base salaries and benefits in order to attract and retain the management talent necessary to achieve our strategic long-term objectives.

Long-Term Equity-Based Incentive Compensation

The Committee provides stock incentives to the CEO and other Named Executives that are tied to QSGI's long-term performance in order to link the executive’s interests to those of our stockholders and to encourage stock ownership by executives.

The 2002 Flexible Stock Plan, which was approved by our stockholders in January 2002, provides for the granting of stock options, performance-based share awards and restricted shares to the CEO and other Named Executives, and other employees. The Committee believes that the stock options, performance-based share awards and restricted shares granted under the Stock Plan provide a significant link between the compensation of the CEO and other Named Executives on the one hand and QSGI's long-term goals and stockholders’ interests on the other.

Since 2002, annual grants of equity-based incentive awards to our CEO and other Named Executives have consisted of stock options.  Such awards are usually made by the Committee at its February meeting. Generally, the CEO and other Named Executives, receive annual grants with an exercise price of the options based on the closing price of the Company's stock on the date the grant.  Details on these equity awards are outlined below.   Stock options are granted at other times during the year only in conjunction with the hiring or promotion of employees and then only as approved by the Committee and pursuant to the terms of the Stock Plan.

Stock options granted under the Flexible Stock Plan may vest ratably, or over a period of five or ten years.  The term is at the discretion of the Committee.  The number of shares of stock underlying options granted to the CEO and each Named Executives in 2006 is shown in the table below.  The number of shares, option exercise prices, and expiration dates relating to all outstanding stock options that are held by the CEO and each of the Named Executives as of December 31, 2006, are shown in the table below.  Information relating to options exercised during 2006 for the CEO and each Named Executive is shown in the table below.

Benefits and Executive Perquisites

The Committee believes that attracting and retaining superior management talent requires an executive compensation program that is competitive in all respects with the programs provided in the market place.  In addition to salaries, incentive bonus and stock awards, competitive executive compensation programs include retirement and welfare benefits and reasonable executive perquisites. At QSGI, executive officers participate in the same retirement and welfare benefit plans as all salaried employees. We also provide certain perquisites to executive officers, subject to an annual allowance approved by the Committee. The Committee reviews actual spending on executive perquisites annually.

Retirement Benefits

The Company contributes 3% of an eligible employee's annual compensation to a qualified 401(k) savings plan.  A participant in the plan may elect to contribute additional funds subject to annual limits established under the Internal Revenue Code. Employee and Company matching contributions are fully vested immediately. Participants may receive distribution of their QSGI Savings Plan accounts any time after they cease service with the Company.

Welfare Benefits

All executive officers, including the Named Executives, are eligible for welfare benefits from QSGI including: medical, dental, life insurance, short-term disability, and long-term disability. Executives participate in these plans on the same basis and subject to the same costs, terms and conditions as other salaried employees of the same defined employee class.

Perquisites

QSGI provides a taxable allowance for club membership dues of up to $20,000 as a perquisite for the CEO.

Tax Implications of Executive Compensation

Section 162(m) of the Internal Revenue Code imposes a limit, with certain exceptions, on the amount that a publicly held corporation may deduct in any year for the compensation paid to its five most highly compensated officers. The Committee believes that the annual incentive bonuses paid and the awards and options granted pursuant to the Stock Plan will qualify as “performance-based” compensation and will meet the requirements of the current tax law and Internal Revenue Service regulations so as to preserve the tax deductibility of the executive compensation paid pursuant to such plans.  The Committee attempts to structure executive compensation to preserve tax deductibility and consistent with the overall compensation objectives and philosophy discussed above

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers and its three other most highly compensated executive officers that was paid by us during the fiscal years ended December 31, 2006 and 2005.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation Earnings ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Marc Sherman (1)(2)	2006	$ 424,000	$ 67,690	-	-	-	-	$ 20,000	$ 511,690
Chairman, CEO and	2005	$ 424,000	$ 100,000	-	$1,845,000	-	-	$ 20,000	$2,389,000
President

Seth A. Grossman(1)(3)	2006	$ 339,200	$ 51,455	-	-	-	-	$ -	$ 390,655
President and Chief	2005	$ 267,446	-	-	$6,129,000	-	-	$ -	$6,396,446
Operating Officer

Edward L. Cummings(1)(2)	2006	$ 254,400	$ 24,270	-	-	-	-	$ -	$ 278,670
CFO and Treasurer	2005	$ 254,400	$ 100,000	-	$922,000	-	-	$ -	$1,276,400

Joel L. Owens(1)	2006	$ 463,877	-	-	-	-	-	$ -	$ 463,877
Vice President	2005	$ 468,216	-	-	-	-	-	$ -	$ 468,216

Vivek J. Agarwal(4)	2006	$ 200,000	-	-	-	-	-	$ -	$ 200,000
Vice President	2005	$ 151,538	-	-	$578,000	-	-	$ -	$ 729,538

(1)	See “Employment Contracts” below for agreements entered into with executive officers.

(2)
Based on the grant date fair value of $1.85 per option share which was derived using the Black-Scholes option pricing model and is not intended to forecast future appreciation of the Company’s common share price.  The Black-Scholes model was used with the following assumptions:  dividend yield of 0%; expected volatility of 94.2%; risk-free interest rate of 4.30%; and expected lives of 5 years.

(3)
Based on the grant date fair value of $2.04 per option share which was derived using the Black-Scholes option pricing model and is not intended to forecast future appreciation of the Company’s common share price.  The Black-Scholes model was used with the following assumptions:  dividend yield of 0%; expected volatility of 95.5%; risk-free interest rate of4.18%; and expected lives of 5 years.

(4)
Based on the grant date fair value of $2.03 per option share which was derived using the Black-Scholes option pricing model and is not intended to forecast future appreciation of the Company’s common share price.  The Black-Scholes model was used with the following assumptions:  dividend yield of 0%; expected volatility of 94.2%; risk-free interest rate of 4.30%; and expected lives of 5 years.

Grants of Plan-Based Awards

The following table contains information concerning the grant of Stock Options to the named executive officers during 2006:

Grants of Plan-Based Awards
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
		Threshold ($)	Target ($)	Maximum (#)	Threshold ($)	Target ($)	Maximum (#)
Marc Sherman	-	-	-	-	-	-	-	-	-	-
Seth A. Grossman	-	-	-	-	-	-	-	-	-	-
Edward L. Cummings	-	-	-	-	-	-	-	-	-	-
Joel L. Owens	-	-	-	-	-	-	-	-	-	-
Vivek J. Agarwal	-	-	-	-	-	-	-	-	-	-

There were no stock options granted to the above named executives during 2006.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the named executive officers concerning Equity Awards held on December 31, 2006:

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying unexercised Options (#) Exercisable (1)	Number of Securities Underlying unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Exercisable	Unexercisable
Marc Sherman	250,000	--	--	$0.026	2011	--	--
Marc Sherman	125,000	--	--	$0.026	2012	--	--
Marc Sherman	1,000,000	--	--	$2.00	2014	--	--
Marc Sherman	500,000	--	--	$1.44	2014	--	--
Marc Sherman	500,000	--	--	$1.90	2014	--	--
Marc Sherman	1,000,000	--	--	$2.50	2015	--	--
Seth A. Grossman	125,000	--	--	$2.13	2013	--	--
Seth A. Grossman	100,000	--	--	$2.00	2014	--	--
Seth A. Grossman	100,000	--	--	$1.44	2014	--	--
Seth A. Grossman	100,000	--	--	$1.90	2014	--	--
Seth A. Grossman	3,000,000	--	--	$2.75	2015	--	--
Edward L. Cummings	250,000	--	--	$0.026	2011	--	--
Edward L. Cummings	100,000	--	--	$0.026	2012	--	--
Edward L. Cummings	250,000	--	--	$2.00	2014	--	--
Edward L. Cummings	250,000	--	--	$1.44	2014	--	--
Edward L. Cummings	250,000	--	--	$1.90	2014	--	--
Edward L. Cummings	250,000	--	--	$2.50	2015	--	--
Joel L. Owens	60,000	--	--	$1.66	2014	--	--
Vivek J. Agarwal	100,000	--	--	$2.75	2009	--	--
Vivek J. Agarwal	100,000	--	--	$2.75	2010	--	--
Vivek J. Agarwal	100,000	--	--	$2.75	2011	--	--

(1)	All options have vested.

Options Exercises and Stock Vested

Outstanding Equity Awards at Fiscal Year-End
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Exercisable	Unexercisable
Marc Sherman	--	--	--	--
Seth A. Grossman	--	--	--	--
Edward L. Cummings	--	--	--	--
Joel L. Owens	--	--	--	--
Vivek J. Agarwal	--	--	--	--

There were no stock options exercised by the above named executives during 2006.

Pension Benefits

None.  Not applicable.

Nonqualified Deferred Compensation

None.  Not applicable.

Compensation Pursuant to Plans

Other than as disclosed above, the Company has no plans pursuant to which cash or non-cash compensation was paid or distributed during the last fiscal year, or is proposed to be paid or distributed in the future, to the individuals described above.

Employment Agreements

Contract with Marc Sherman

Effective October 1, 2004, the Company entered into a contract with Mr. Sherman whose term of Employment pursuant to this Agreement shall be for continuously rolling three (3) year periods unless either party gives the other party notice that it, the party giving notice, wishes to cease the continuous rolling term provision feature, with the next contract anniversary (i.e. October 1 of each year) and thereby fix the term for a period of three (3) years from the next contract anniversary.  The base salary under the agreement is $424,000 per annum, plus benefits.

Contract with Seth A. Grossman

Effective March 14, 2005, the Company entered into a contract with Mr. Grossman whose term of Employment pursuant to this Agreement shall be for continuously rolling three (3) year periods unless either party gives the other party notice that it, the party giving notice, wishes to cease the continuous rolling term provision feature, with the next contract anniversary (i.e. January 1 of each year) and thereby fix the term for a period of three (3) years from the next contract anniversary.  The base salary under the agreement is $339,200 per annum, plus benefits.

Contract with Edward L. Cummings

Effective October 1, 2004, the Company entered into a contract with Mr. Cummings whose term of Employment pursuant to this Agreement shall be for continuously rolling three (3) year periods unless either party gives the other party notice that it, the party giving notice, wishes to cease the continuous rolling term provision feature, with the next contract anniversary (i.e. October 1 of each year) and thereby fix the term for a period of three (3) years from the next contract anniversary.  The base salary under the agreement is $254,400 per annum, plus benefits.

Potential Post-Employment Payments

Our executive officers are eligible to receive benefits in the event their employment is terminated (1) by QSGI without cause, or (2) in certain circumstances following a change in control.  The amount of benefits that the executive officer shall be entitled to receive shall be equal to three times the amount of all compensation that was paid by the Company to the employee in the twelve (12) months prior to the date of termination.  This amount shall be paid in thirty-six (36) equal monthly payments.

In addition to the amounts disclosed in the following table, each executive officer would retain the amount of previously vested stock options.  For further information about previously vested amounts, see "Summary Compensation Table" and "Outstanding Equity Awards at Fiscal Year-end."

The following table presents the estimated separation benefits which we would have been required to pay to each executive officer if his employment had been terminated as of December 30, 2006.

Severance Pay
	Cash Compensation			Vesting of Unvested Equity Awards
Name	Three times Base Salary ($)	Three Times Annual Bonus ($)	Three Times Annual Other Compensation ($)	Stock Options ($)
Marc Sherman	$1,272,000	$203,070	$60,000	--
Seth A. Grossman	1,017,600	154,365	--	--
Edward L. Cummings	763,200	72,810	--	--

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports with the SEC regarding ownership of, and transactions in, our securities.  Such officers, directors and 10% stockholders are also required by the SEC to furnish us with all Section 16(a) forms that they file.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during the fiscal year ended December 31, 2006.

Audit and certain other fees paid to accountants

During the fiscal years ended December 31, 2006 and 2005, we paid the following fees, including out of pocket expense reimbursements, to RubinBrown LLP:

2006		2005
Audit Fees Audit-Related Fees (1) Tax Fees (2) Total	$ 147,109 43,123 22,950 $ 213,182	$124,056 11,700 22,870 $ 158,626

(1) Audited-related fees include consultation concerning financial accounting and reporting standards and acquisitions, acquisition due diligence services, and work performed in connection with registration statements filed with the SEC.

(2) Tax Fees include tax planning and compliance for federal and state income taxes.

QSGI INC.’s Audit Committee approves the engagement of an accountant to render all audit and non-audit services prior to the engagement of the accountant based upon a proposal by the accountant of estimated fees and scope of the engagement. QSGI INC.’s Audit Committee has received the written disclosure and the letter from RubinBrown LLP required by Independence Standards Board Standard No. 1, as currently in effect, and has discussed with RubinBrown LLP their independence and has determined that such services were compatible with maintaining their independence.  The Audit Committee has the sole right to engage and terminate the Company’s independent accountants, to pre-approve their performance of audit services and permitted non-audit services, and to approve all audit and non-audit fees.

Determination of Independence

Our Board of Directors has determined that the fees received by RubinBrown LLP for professional services are compatible with maintaining RubinBrown LLP’s independence.

Approval of Non-Audit Services

We currently engage RubinBrown LLP, as our independent auditors.  In addition to the audit services they provide with respect to our annual audited consolidated financial statements included in our Annual Report on Form 10-KSB and certain other filings with the SEC, RubinBrown LLP may provide to us in the future certain non-audit related services, such as review of SEC filings and United States GAAP advice.  Effective as of July 20,2002, the Sarbanes Oxley Act of 2002 requires that all non-auditing services, other than in certain circumstances provided therein, provided to an issuer by the auditor of the issuer be pre-approved by the audit committee of the issuer.  Accordingly, our Audit Committee is required to pre-approve any such services prior to such an engagement.

Code of Ethics for Staff Members and Directors

The Company has adopted a Code of Ethics for Staff Members and Directors, which applies to all employees, including our Chief Executive and Chief Financial Officers. The Code is available on the “Investor Relations” portion of our web site at www.qsgi.com.

PROPOSAL 1 – ELECTION OF DIRECTORS

At the 2007 Annual Meeting, two directors are to be elected to hold office for three year terms expiring at the 2010 Annual Meeting of Stockholders and until their successors have been elected and qualified.  R. Keith Elliott and Seth A. Grossman are the two nominees for director.  Each nominee is currently a member of the Board of Directors.  The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees.  Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors.  The company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees for Election for a Three-Year Term Expiring at the 2010 Annual Meeting

Name	Age	Position
Seth A. Grossman	42	President, Chief Operating Officer, Director
R. Keith Elliott	65	Director

Seth A. Grossman was hired on March 14, 2005 as the President and Chief Operating Officer.  He had joined the Board of Directors in November 2003.  Mr. Grossman was the Executive Vice President and Chief Strategic Officer of ION Media Networks (AMEX:ION), formerly Paxson Communications Corporation.  He joined ION Media Networks in 1995 as its Director of Finance, before assuming additional responsibilities as SVP of Investor Relations and Corporate Development and then Chief Financial Officer.  Prior to his tenure at ION, Mr. Grossman was a Senior Associate with Houlihan, Lokey, Howard & Zukin, a specialty investment bank in New York where he concentrated on corporate finance, valuation advisory and restructuring.  Mr. Grossman was also a partner with McFerren Holding Co., a Central and Eastern European privatization consulting firm. Mr. Grossman holds a BBA with distinction from the University of Michigan and an MBA from the Harvard Graduate School of Business Administration.  He has previously served as a director on the Board of the Enterprise Development Corporation of South Florida, a not-for-profit technology enterprise development concern.

R. Keith Elliott was appointed to the board of directors in January 2003 to fill a vacancy.  Mr. Elliott is the retired chairman and chief executive officer of Hercules, Inc.  From 1991 to April 2000, he served Hercules, Inc. as Senior Vice President and Chief Financial Officer; Executive Vice President and Chief Financial Officer; President and Chief Operating Officer; President and Chief Executive Officer; and Chairman of the Board of Directors.  Hercules, Inc. is a multi-national specialty chemical manufacturer.  Mr. Elliott is a member of the Board of Directors of Checkpoint Systems, Inc., a multi-national manufacturer of electronic labeling systems used in the retail industry to identify products and reduce theft, Wilmington Trust Company, which provides customized financial alternatives for wealth advisory clients, corporate clients, and regional banking clients, and the Institute for Defense Analyses, a federally funded research and development company.  Mr. Elliott serves as Chairman of the Compensation Committee and is a member of the Audit Committee of the Board of Directors.  The Board of Directors has determined that Mr. Elliott is an Audit Committee Financial Expert, as that term is defined in the rules issued pursuant to the Sarbanes-Oxley Act of 2002.  This designation does not impose any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed by being a member of the audit committee or board of directors.  The Board of Directors has also determined that Mr. Elliott is independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934 and rules there under.

Continuing Directors to Serve Until the 2009 Annual Meeting

Marc Sherman founded QSGI INC. in August 2001 and has served as Chairman and Chief Executive Officer since then.  Mr. Sherman served as a director of and Chief Executive Officer of Intellesale, Inc. (and its predecessor, Universal Commodities Corp.), from December 1994 to July 2001, a company that purchased and sold large volumes of off-lease/off finance excess, used, refurbished and “as-is” computer equipment and related products.  They also provided technology asset management to companies wishing to maximize the value of their computer equipment coming to the end of its useful or book lives.  Prior to 1994, Mr. Sherman served in key positions in various family businesses.

Robert W. VanHellemont was appointed to the Board of Directors in August 2004 to fill a vacancy. His term of office expires at the 2009 annual meeting.  Mr. VanHellemont is the founder and chief executive officer of the Varilease companies. The Varilease companies are leading North American business equipment and financing providers, which have financed more than $2 billion in assets worldwide. Mr. VanHellemont founded Varilease Corp. in 1987 and founded Varilease Technology Finance Group, Inc. in 2000. Additionally, Mr. VanHellemont served as senior vice president of Thomson-McKinnon Securities and spent over 10 years in senior positions at CMI Corp.  Mr. VanHellemont serves as Chairman of the Audit Committee and is a member of the Compensation Committee of the Board of Directors.  The Board of Directors has determined that Mr. VanHellemont is independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934 and rules there under.

Continuing Directors to Serve Until the 2008 Annual Meeting

Edward L. Cummings co-founded QSGI INC. and has served as its Chief Financial Officer and Treasurer since inception.  Mr. Cummings joined the Board of Directors of the Company in February 2004 to fill a vacancy.  He served as Executive Vice President, Chief Financial Officer and Secretary of Intellesale, Inc. from July 1999 to February 2001.  He joined its predecessor company Universal Commodities Corp. in October 1995 as controller and was elected to the board of directors in January 1997.  From September 1994 to October 1995 he owned TCC, Inc., an operator of several retail gift shops.  From December 1981 to September 1994 he was Chief Financial Officer and Treasurer of Albert E. Price, Inc., a giftware import and export company.

Geoffrey A. Smith was appointed to the Board of Directors in September 2005 to fill a vacancy.  His term of office expires at the 2008 annual meeting.  Mr. Smith is the founder and president of LP Enterprises, LLC.  LP Enterprises, LLC provides Information Technology, Strategy, and Customer Relationship Management expertise across a broad range of direct clients – private sector, corporations, non-profits and the sports industry.  From 1979 through 2005, he worked for Procter & Gamble.  During his career with P & G, he progressed through a variety of IT/business responsibilities, ultimately reaching the role of Deputy CIO.  He is a graduate of Cornell University with a B.S. degree in Industrial Engineering and Operations research.  Mr. Smith is on the Board of Tech Corps Ohio, a non-profit dedicated to the enhancement of K-12 education through the effective use of technology in schools.  Mr. Smith is a member of the Audit Committee and a member of the Corporate Governance Committee.  The board of Directors has determined that Mr. Smith is independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934 and rules there under.

John F. Cunningham was appointed to the Board of Directors in September 2005 to fill a vacancy.  His term of office expires at the 2008 annual meeting.  Mr. Cunningham is the Chairman and CEO of Cunningham & Co, Inc., which offers highly specialized strategic and valuation services to technology and computer related companies.  From 1985 to 1989, he served as chairman and CEO of CCI, an Amex-listed company.  Previously, Mr. Cunningham served as president and chief operating officer of Wang Laboratories.  Mr. Cunningham is a Trustee Associate of Boston College and an independent trustee director of Federated Funds.  He has previously served as a director of the First National Bank of Boston, Apollo Computer Inc., Computervision Corp., EMC Corp., and Honeywell Federal Systems Corp.  Mr. Cunningham serves as Chairman of the Corporate Governance Committee and is a member of the Compensation Committee of the Board of Directors.

None of the Directors or Executive Officers of the Company:

•	have filed a bankruptcy petition or served as a general partner or an executive officer of any entity that has filed or had filed against it a bankruptcy petition;

•	have been convicted in a criminal proceeding or is the subject of a pending criminal proceeding;

•
are subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoined, barred or suspended or otherwise limited in their involvement in any type of business, securities or banking activities; or

•
have been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated federal or state securities or commodities law and the judgment has not been reversed, suspended or vacated.

BOARD OF DIRECTORS

Directors are elected at the Company’s annual meeting of Stockholders.  Directors will serve until the annual stockholders' meeting in the year their term expires or until their successors are elected and qualified.  The Company’s non-employee directors receive a fixed quarterly fee in the amount of $6,250 per quarter.  Reasonable travel expenses are reimbursed when incurred. Individuals who become directors are automatically granted an initial option to purchase 100,000 shares of common stock on the date they become directors. Each of such options is granted pursuant to the Company’s 2002 Flexible Stock Plan.  Directors of the Company who are also employees of the company will not receive additional compensation for their services as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES AS DIRECTORS TO SERVE UNTIL THEIR TERM EXPIRES AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee of the Board of Directors appointed RubinBrown LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2007.  A representative of RubinBrown LLP may be present at the Annual Meeting.  The representative will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.  The affirmative vote of a majority of the votes cast is necessary to appoint RubinBrown LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF RUBINBROWN LLP AS THE COMPANY’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement contains forward-looking statements.  Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995.  Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as “beliefs,”  “expects,” “may,” “will,” “should,”  “estimates,” or “anticipates” or the negative thereof or comparable terminology.  All forward-looking statements involve known and unknown risks, uncertainties and other factors, which many cause the actual transactions, results, performance or achievements of the company to be materially different from any future   transactions, results performance or achievements expressed or implied by such forward-looking statements.  These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in “Note on Forward-Looking Statements” in our Annual Report on Form 10-KSB for the year ended December 31 2006, and (b) the ability to operate our business in a manner that will enhance stockholder value.  Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material.  We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances or otherwise update these forward looking statements.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact counsel for the Company:  McDonald Hopkins, 505 South Flagler Drive, Suite 300, West Palm Beach, Florida  33401.

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, we file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, NW. Washington, D.C., 20549.  Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

INFORMATION INCORPORATED BY REFERANCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date filing of such documents:

Annual Report of Form 10-KSB for the fiscal year December 31 2006, a copy of which is being provided with this proxy statement.

Quarterly Reports on Form 10-Q for the quarter ended March 31, 2007 and June 30, 2007.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this proxy Statement and prior to the effective date of the actions taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated be reference herein, modifies or supersedes such statement. Any statement so modifies or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

This proxy statement incorporates, by reference, certain documents that are not present herein or delivered herewith.  Copies of any such documents, other than exhibits to such documents which or not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to out Secretary at our address and telephone number set forth herein.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Under SEC rules, stockholders intending to present a proposal at the 2008 Annual Meeting and have it included in our proxy statement must submit the proposal in writing to Marc Sherman, at 400 Royal Palm Way, Palm Beach, FL  33480.  We must receive the proposal no later than March 12, 2008.

Stockholders intending to present a proposal at the 2008 Annual Meeting, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the “Exchange Act”).  The Exchange Act requires, among other things, that a stockholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company’s proxy statement for the immediately proceeding year’s annual meeting.  Therefore, the Company must receive notice of such proposal for the 2008 Annual Meeting no later than March 12, 2008.  If the notice is after March 12, 2008, it will be considered untimely and we will not be required to present it at the 2008 Annual Meeting.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.  The form of proxy and this Proxy Statement have been approved by the Board or Directors and are being mailed and delivered to stockholders by its authority.

By Order of the Board of Directors

Palm Beach, FL                                                                     MARC SHERMAN
August 10, 2007                                                                  CHAIRMAN OF THE BOARD

ANNUAL MEETING OF STOCKHOLDERS OF
QSGI INC.
September 17, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.	Election of Directors:			2. To ratify the appointment of RubinBrown LLP as the Company’s independent certified public accountant for the fiscal year ending December 31, 2007.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
[ ]	FOR ALL NOMINEES	NOMINEES:
		O	Seth A. Grossman
[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	R. Keith Elliot

[ ]	FOR ALL EXCEPT (See instructions below)

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

This proxy is solicited on behalf of the Board of Directors of the Company.
This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted "FOR" election of the Directors and "FOR" proposals 2.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
[ ]
Signature of Stockholder			Date:	Signature of Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QSGI INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 17, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Marc Sherman and Edward L. Cummings as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of QSGI INC. held of record by the undersigned on August 1, 2007, at the Annual Meeting of Stockholders to be held at the Hilton Palm Beach Airport located at 150 Australian Avenue, West Palm Beach, FL 33401 at 8:30 a.m. on September 17, 2007, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)